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EXHIBIT 10.16

                AMENDMENT NO. 2 TO SECURITIES PURCHASE AGREEMENT

     This Amendment No. 2 to Securities Purchase Agreement, dated as of December 9, 2002, shall serve to amend the Securities Purchase Agreement (the "Agreement"), dated as of May 15, 2002, as amended by Amendment No. 1 to Securities Purchase Agreement dated as of August 21, 2002, by and among Torbay Holdings, Inc., a Delaware corporation with its headquarters located at 4 Mulford Place, Suite 2G, Hempstead, New York 11550, and each of the Buyers set forth in the Agreement.

1. The undersigned parties hereby agree to amend Section 4(l) of the Agreement to provide that the Buyers will fund the final $195,000 of the subsequent investment on the date hereof, instead of within five (5) business days following the Effective Date of the Registration Statement (as defined in the Agreement).

2. All other provisions of the Agreement shall remain in full force and effect.

                            [Signature Page Follows]

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ACCEPTED AND AGREED:

TORBAY HOLDINGS, INC.


By:_____________________________________
     William Thomas Large
     President and Chief Executive Officer

AJW PARTNERS, LLC
By: SMS Group, LLC


By:_____________________________________
     Corey S. Ribotsky
     Manager

AJW OFFSHORE, LTD.
By:  First Street Manager II, LLC


By: ____________________________________
     Corey S. Ribotsky
Manager

AJW QUALIFIED PARTNERS, LLC
By:  AJW Manager, LLC


By: _____________________________________
     Corey S. Ribotsky
     Manager



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